Exhibit 10.1

SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED CREDIT AGREEMENT (hereinafter called this “Amendment”) is entered into as of November 15, 2018, by and among MIDSTATES PETROLEUM COMPANY, INC., a Delaware corporation (“Parent”), MIDSTATES PETROLEUM COMPANY LLC, a Delaware limited liability company (“Borrower”), the Lenders party hereto, and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, Parent, Borrower, Administrative Agent, the Issuing Lender, the Swing Line Lender and the lenders party thereto (the “Lenders”) are parties to that certain Senior Secured Credit Agreement dated as of October 21, 2016 (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Original Credit Agreement”), as amended by that certain First Amendment to Senior Secured Credit Agreement, dated as of May 24, 2017, and as otherwise amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, Parent and Borrower have asked Administrative Agent, Issuing Lender and the Lenders to amend the Credit Agreement as described herein; and

WHEREAS, Administrative Agent and the Lenders are willing to amend the Credit Agreement as requested by Parent and Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1.              Terms Defined in Credit Agreement.  As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2.              Amendments to Credit Agreement.  Upon the occurrence of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)           Section 8.07 of the Credit Agreement is hereby amended by inserting the following parenthetical clause immediately before the period at the end of such section:

“(provided that the Borrower or Parent may repurchase and immediately retire Parent’s Equity Interest in accordance with, and subject to the requirements of, Section 8.09(e))”.

(b)           Section 8.09 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (c) thereof; (ii) deleting the period at the end the clause (d) therein; and (iii) inserting the following new clauses (e) and (f) immediately following the end of the existing clause (d) of Section 8.09:

“(e)         Parent may make other Restricted Payments payable in cash so long as both before and after giving effect to any such Restricted Payment (1) the Parent, the Borrower and their Subsidiaries maintain Liquidity of at least $50,000,000, (2) no Event of Default exists, (3) the ratio of Total Indebtedness (determined as of the date such repurchase occurs and after giving effect to any Borrowing on such date) to EBITDA for the most recent period of four fiscal quarters for which financial statements have been delivered pursuant to Section 7.01 shall not exceed 1.50:1.00, and (4) to the extent that any such Restricted Payment results in the repurchase of Equity Interests of the Parent, all such Equity Interests repurchased are immediately retired; and

(f)            Parent may make any Restricted Payment other than open-market repurchases of its Equity Interests within sixty (60) days of the date of declaration of such Restricted Payment, provided that such Restricted Payment would have complied with the provisions of this Section 8.09 at the date of such declaration.”

Section 3.              Conditions of Second Amendment Effective Date.  This Amendment will become effective on the date on which each of the following conditions precedent are satisfied (the “Second Amendment Effective Date”):

(a)           Borrower, Parent and Lenders comprising at least the Majority Lenders shall have delivered to Administrative Agent duly executed counterparts of this Amendment and Administrative Agent shall have acknowledged this Amendment; and

(b)           Borrower and Parent shall have acknowledged and confirmed to Administrative Agent and the Lenders, and by its execution and delivery of this Amendment each of Borrower and Parent does hereby acknowledge and confirm to Administrative Agent and the Lenders, that, after giving effect to this Amendment (i) the representations and warranties in Article VI of the Credit Agreement shall be true and correct in all material respects (except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects), on and as of the Second Amendment Effective Date with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date in which case they shall be true and correct as of such earlier date in all material respects, except for representations and warranties already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing.

Section 4.              Consent Fees.  Borrower agrees to pay to Administrative Agent on the Second Amendment Effective Date for the account of each Lender that has returned an executed counterpart signature page to this Amendment (whether by physical delivery or electronic transmission) to Administrative Agent by or before 5:00 pm Central Time on November 15, 2018, a one-time consent fee in an amount of ten (10) basis points times the amount of such Lender’s then-effective Commitment.

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Section 5.              Representations and Warranties.  On the Second Amendment Effective Date, each of Parent and Borrower represents and warrants to Administrative Agent and each of the Lenders that:

(a)           Each Loan Party: (i) is validly existing and (ii) has the power and authority to execute, deliver, and perform its obligations under this Amendment and each other Loan Document to which it is a party except where such failure does not constitute a Default and could not reasonably be expected to have a Material Adverse Effect.

(b)           The execution, delivery and performance by each of Parent and Borrower of this Amendment and each other Loan Document to which it is a party has been duly authorized by all necessary limited liability company or corporate action of Parent or Borrower, as applicable, and does not and will not contravene the terms of any of such Person’s Organization Documents.

(c)           This Amendment and each other Loan Document to which each Loan Party is a party constitutes the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 6.              Reference to and Effect on the Credit Agreement.

(a)           Upon the Second Amendment Effective Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

Section 7.              Cost and Expenses.  Each of Parent and Borrower agrees to pay fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 12.04(a) of the Credit Agreement.

Section 8.              Extent of Amendments.  Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, waived, modified or affected hereby.  Each of Parent and Borrower hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, (iii) the Collateral is unimpaired by this Amendment, and (iv) except as specifically set forth in this Amendment, each of Administrative Agent, each Issuing Lender and each Lender shall have and retain unimpaired any and all rights that it may now or hereafter have under or in connection with the Credit Agreement (as modified hereby) or any other Loan Document (including its right to insist on strict compliance with the Credit Agreement (as modified hereby) or other Loan Document).

Section 9.              Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which

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when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

Section 10.            Governing Law.  This Amendment shall be governed by, construed and interpreted in accordance with the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

Section 11.            Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

Section 12.            No Waiver.  Borrower hereby agrees that except as expressly set forth in this Amendment, no Default or Event of Default has been waived or remedied by the execution of this Amendment by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Nothing contained in this Amendment nor any past indulgence by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender, nor any other action or inaction on behalf of Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender shall constitute or be deemed to constitute an election of remedies by Administrative Agent, the Swing Line Lender, any Issuing Lender or any Lender.

Section 13.            Loan Document.  This Amendment is a Loan Document.

Section 14.            Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 15.            NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY ISSUING LENDER AND/OR LENDERS (TOGETHER WITH THE FEE LETTERS) REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written,

MIDSTATES PETROLEUM COMPANY LLC,
a Delaware limited liability company, as Borrower

By:	/s/ David J. Sambrooks
	Name:	David J. Sambrooks
	Title:	President & Chief Executive Officer

MIDSTATES PETROLEUM COMPANY, INC.,
a Delaware corporation, as Parent

By:	/s/ David J. Sambrooks
	Name:	David J. Sambrooks
	Title:	President & Chief Executive Officer

[Second Amendment Signature Page]

SUNTRUST BANK, as Administrative Agent,

By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
	Name:	Benjamin L. Brown
	Title:	Director

[Second Amendment Signature Page]

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Director

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Nathaniel J. Raggette
	Name:	Nathaniel J. Raggette
	Title:	Managing Director

By:	/s/ Brian O’Keefe
	Name:	Brian O’Keefe
	Title:	Vice President

The Bank of Nova Scotia, Houston Branch, as a Lender

By:	/s/ Scott Nickel
	Name:	Scott Nickel
	Title:	Director

[Second Amendment Signature Page]

SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
	Name:	Max Sonnonstine
	Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
	Name:	Emilee Scott
	Title:	Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Second Amendment Signature Page]